                                                                    Exhibit 10.2

                                SECOND AMENDMENT

        SECOND AMENDMENT, dated as of September 13, 2002 (this "AMENDMENT"), to the Amended and Restated Credit Agreement, dated as of May 23, 2002 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among COLE VISION CORPORATION, a Delaware corporation ("COLE VISION"), THINGS REMEMBERED, INC., a Delaware corporation ("THINGS REMEMBERED"), and PEARLE, INC., a Delaware corporation ("Pearle"; Cole Vision, Things Remembered, and Pearle each being referred to as a "BORROWER" and collectively as the "BORROWERS"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"), LEHMAN COMMERCIAL PAPER INC., as syndication agent, WACHOVIA BANK,, NATIONAL ASSOCIATION, as documentation agent, and CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian-chartered bank acting through its New York Agency, as administrative agent for the Lenders thereunder (in such capacity, the "ADMINISTRATIVE AGENT").

                                  W I T N E S S E T H:
                                  - - - - - - - - - -

        WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement;

        WHEREAS, the Borrowers and the other Loan Parties have requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth herein; and

        WHEREAS, the Administrative Agent and the Lenders are willing to effect such amendment, but only upon the terms and subject to the conditions set forth herein;

        NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Borrowers, the other Loan Parties, the Lenders and the Administrative Agent hereby agree as follows:

     1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Credit Agreement shall have such meanings when used herein.

     2. AMENDMENTS TO SUBSECTION 1.1.

        (a) The definition of "Leverage Ratio" is hereby amended by deleting it in its entirety and replacing it with the following:

          "LEVERAGE RATIO": as of the end of each fiscal quarter of CNG, with respect to CNG and its Subsidiaries on a Consolidated basis, the ratio of (a) Total Indebtedness on such date to (b) EBITDA for the twelve month period ending on such date; PROVIDED HOWEVER that, for purposes of computing the Leverage Ratio, Total Indebtedness shall be computed without giving effect to any fair value adjustments for derivative hedge instruments."

          (b) The definition of "Rental Expense" is hereby amended by deleting it in its entirety and replacing it with the following:

          "RENTAL EXPENSE": for any period, the excess, if any, of (i) the aggregate amount of fixed rentals payable by CNG, the Borrowers and their Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, with respect to leases (other than Financing Leases) of real and personal property over
     (ii) the aggregate amount of fixed rental sublease income received by CNG, the Borrowers and their Subsidiaries from subleases during such period with respect to such real and personal property. Notwithstanding the foregoing, any payment pursuant to a Guarantee Obligation permitted pursuant to subsection 8.4(g) shall constitute Rental Expense.

     3. AMENDMENTS TO SUBSECTION 8.4.

        (a) Subsection 8.4(f) of the Credit Agreement is hereby amended by deleting the period at the end of such subsection and replacing it with a semicolon followed by the word "and".

        (b) Subsection 8.4 of the Credit Agreement is hereby further amended by inserting a new subsection 8.4(g) to read as follows:

          "(g) Guarantee Obligations of Pearle Vision, Inc. or Pearle of obligations of franchisees of Pearle Vision, Inc. under operating leases of real property; PROVIDED that any amounts paid pursuant to such Guarantee Obligations shall constitute Rental Expense."

     4. AMENDMENTS TO SUBSECTION 8.9.

        (a) Subsection 8.9(g) of the Credit Agreement is hereby amended by deleting the word "and" at the end of such subsection;

        (b) Subsection 8.9 of the Credit Agreement is hereby further amended by relabelling the current subsection 8.9(h) as subsection 8.9(i).

        (c) Subsection 8.9 of the Credit Agreement is hereby further amended by inserting a new subsection 8.9(h) to read as follows:

          "(h) Guarantee Obligations permitted pursuant to subsection 8.4(a), 8.4(e) or 8.4(g); and"

     5. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby confirms, reaffirms and restates the representations and warranties made by it in Section 5 of the Credit Agreement, PROVIDED that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment. Each Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

     6. EFFECTIVENESS. This Amendment shall be effective upon execution and delivery by each of the Borrowers, the other Loan Parties, the Administrative Agent and the Majority Lenders.

     7. CONTINUING EFFECT OF CREDIT AGREEMENT. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended or modified herein, the provisions of the Credit Agreement are and shall remain in full force and effect.
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     8. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrowers and the Administrative Agent.

     9. PAYMENT OF EXPENSES. The Borrowers agree, jointly and severally, to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     10. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                   COLE VISION CORPORATION

                                   By: /s/ J. Gaglioti
                                       -----------------------------
                                       Title: Treasurer


                                   THINGS REMEMBERED, INC.

                                   By: /s/ J. Gaglioti
                                       -----------------------------
                                       Title: Treasurer

                                   PEARL, INC.

                                   By: /s/ J. Gaglioti
                                       -----------------------------
                                       Title: Vice President & Treasurer


                                   CANADIAN IMPERIAL BANK OF
                                   COMMERCE, NEW YORK AGENCY,
                                   as Administrative Agent

                                   By:
                                      -------------------------------
                                      Title:
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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        COLE VISION CORPORATION

                                        By:
                                            -----------------------------------
                                            Title:


                                        THINGS REMEMBERED, INC.

                                        By:
                                            -----------------------------------
                                            Title:


                                        PEARLE, INC.

                                        By:
                                            -----------------------------------
                                            Title:


                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                         NEW YORK AGENCY, as Administrative
                                         Agent


                                        By:  /s/ Katherine Bass
                                            -----------------------------------
                                            Title: Authorized Signatory

CIBC INC.


By:  /s/ Katherine Bass
    -----------------------------------
    Name:  Katherine Bass
    Title: Executive Director
           CIBC World Markets Corp.
           As Agent

LEHMAN COMMERCIAL PAPER INC.


By:  /s/ Francis Chang
    -----------------------------------
    Name:  Francis Chang
    Title: Authorized Signatory

WACHOVIA BANK, NATIONAL ASSOCIATION


By: /s/ Mark S. Supple
    -----------------------
    Name: Mark S. Supple
    Title: Vice President

KEYBANK NATIONAL ASSOCIATION


By: /s/ Lawrence A. Mack
    -----------------------
    Name: Lawrence A. Mack
    Title: Senior Vice President

FIFTH THIRD BANK


By: James P. Byrnes
    -----------------------
    Name: James P. Byrnes
    Title: Vice President

                             The undersigned Guarantors do hereby consent and agree to the foregoing Amendment:


                             COLE NATIONAL CORPORATION

                             By: /s/ J. Gaglioti
                             ---------------------------------
                             Title: Vice President & Treasurer


                             COLE NATIONAL GROUP, INC.

                             By: /s/ J. Gaglioti
                             ---------------------------------
                             Title: Vice President & Treasurer


                             BAY CITIES OPTICAL COMPANY

                             By: /s/ J. Gaglioti
                             ---------------------------------
                             Title: Treasurer


                             WESTERN STATES OPTICAL, INC.

                             By: /s/ J. Gaglioti
                             ---------------------------------
                             Title: Treasurer


                             COLE VISION SERVICES, INC.

                             By: /s/ J. Gaglioti
                             ---------------------------------
                             Title: Treasurer


                             COLE LENS SUPPLY, INC.

                             By: /s/ J. Gaglioti
                             ---------------------------------
                             Title: Treasurer
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                             THINGS REMEMBERED PERSONALIZED
                             GIFTS, INC.

                             By: /s/ J. Gaglioti
                             ---------------------------------
                             Title: Treasurer


                             PEARLE VISION, INC.

                             By: /s/ J. Gaglioti
                             ---------------------------------
                             Title: Vice President, Treasurer


                             AMERICAN VISION CENTERS, INC.

                             By: /s/ J. Gaglioti
                             ---------------------------------
                             Title: Vice President, Treasurer


                             NUVISION, INC.

                             By: /s/ J. Gaglioti
                             ---------------------------------
                             Title: Vice President, Treasurer